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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      July 2, 1998
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                            SFX ENTERTAINMENT, INC.
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               (Exact name of registrant as specified in charter)

          Delaware                      0-24017                13-3977880
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(State or Other Jurisdiction of    (Commission File No.)     (IRS Employer
        Incorporation)                                     Identification No.)


            650 Madison Avenue, 16th Floor, New York, New York 10022
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              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (212) 838-3100
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                                      N/A
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         (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 2, 1998, SFX Entertainment, Inc. (the "Company") through its wholly-owned subsidiary, DLC Acquisition Corp., acquired certain assets of Blackstone Entertainment, LLC ("Don Law"), a leading concert and theater promoter in New England, for an aggregate consideration of approximately $93.4 million including the repayment of approximately $10.0 million in debt and approximately $3.4 million for working capital (the "Don Law Acquisition"). The Company exercised its right to pay the purchase price in cash and financed such purchase price with proceeds from the Company's recent public offering of 8,050,000 shares of Class A Common Stock, par value $.01 per share, and with cash from operations. The Company also exercised its option to include the lease on the Harborlights Pavilion and related assets in the Don Law Acquisition. In addition, the Company and Don Law entered into an agreement pursuant to which the assets acquired in the Don Law Acquisition, with certain exceptions, will be subject to a right of first offer and refusal by the members of Don Law if the Company elects to sell such assets within two years after the closing of the Don Law Acquisition.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Financial Statements of Businesses Acquired

         The required financial statements of Don Law are incorporated herein by reference from the Company's Prospectus filed with the Securities and Exchange Commission on June 30, 1998 pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

         (b)   Pro Forma Financial Information

         The required pro forma financial information will be filed no later than 60 days after the date this Form 8-K was required to be filed.

         (c)   Exhibits

               2.1 Asset Purchase Agreement, dated April 29, 1998, by and among Blackstone Entertainment LLC, its members, DLC Acquisition Corp., and SFX Entertainment, Inc. (incorporated by reference to Amendment No. 1 to Form S-1 (File No. 333-50079) filed with the SEC on May 5, 1998)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                         SFX ENTERTAINMENT, INC.



                                         By: /s/ Thomas P. Benson
                                            ---------------------------------
                                             Name:   Thomas P. Benson
                                             Title:  Chief Financial Officer


Date: July 7, 1998


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